UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2026

SIMON PROPERTY GROUP, INC.

(Exact name of registrant as specified in its charter)

Indiana	001-14469	04-6268599
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 WEST WASHINGTON STREET

INDIANAPOLIS, INDIANA 46204

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 317.636.1600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.0001 par value	SPG	New York Stock Exchange
8 3/8% Series J Cumulative Redeemable Preferred Stock, $0.0001 par value	SPGJ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12B-2 of the Securities Exchange Act of 1934 (§ 240.12b- 2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02            DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On March 23, 2026, Simon Property Group, Inc. (the “Company”) announced the passing of David Simon, the Company’s Chairman of the Board, Chief Executive Officer, and President.

Effective March 23, 2026, the Board of Directors (the “Board”) appointed Eli Simon, age 38, to serve as Chief Executive Officer and President of the Company. Mr. Eli Simon will continue to serve as Chief Operating Officer and as a member of the Board. Biographical information regarding Mr. Eli Simon previously has been disclosed in the Company’s filings with the Securities and Exchange Commission and is incorporated herein by reference, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, the Company’s Proxy Statement on Schedule 14A filed on April 1, 2025 in connection with the Company’s 2025 Annual Meeting of Stockholders (the “2025 Proxy Statement”), and the Company’s Proxy Statement on Schedule 14A to be filed in connection with the Company’s 2026 Annual Meeting of Stockholders (the “2026 Proxy Statement,” and together with the 2025 Proxy Statement, the “Proxy Statements”).

In connection with his appointment as Chief Executive Officer and President, the Board has not approved any changes to Mr. Eli Simon’s compensation. If and when the Company enters into or amends any material compensatory arrangement with Mr. Eli Simon in connection with his appointment, the Company will file an amendment to this Current Report on Form 8-K to disclose the material terms thereof, as required by Item 5.02(e) of Form 8-K.

There are no arrangements or understandings between Mr. Eli Simon and any other person pursuant to which he was selected as an officer. Mr. Eli Simon was the son of David Simon, and there are no other family relationships between Mr. Eli Simon and any director or executive officer of the Company that would require disclosure under Item 401(d) of Regulation S-K. Except as described herein and as disclosed under the heading “Transactions with the Simons” in the Proxy Statements, which are incorporated herein by reference, there are no other related-party transactions in which Mr. Eli Simon has or will have a direct or indirect material interest that would require disclosure under Item 404(a) of Regulation S-K.

Also effective March 23, 2026, the Board appointed Larry Glasscock to serve as Non-Executive Chairman of the Board. Mr. Glasscock will continue to serve as a director. Mr. Glasscock will also continue to serve on the Audit and Governance and Nominating Committees of the Board. The Board has not approved any changes to Mr. Glasscock’s compensation in connection with his service as Non-Executive Chairman. If and when the Company enters into or amends any material compensatory arrangement with Mr. Glasscock in connection with his appointment, the Company will file an amendment to this Current Report on Form 8-K to disclose the material terms thereof, as required by Item 5.02(e) of Form 8-K to the extent applicable.

David Simon was one of the Company’s three Class B directors, elected pursuant to the terms of the Articles of Incorporation of the Company. The Class B directors are elected by vote of the trustee (the “Trustee”) of the voting trust to which all 8,000 outstanding shares of Class B common stock of the Company are subject (the “Voting Trust”) and any Class B director vacancy may only be filled by vote of the Trustee on behalf of the Voting Trust. As of the date hereof, the Trustee has not exercised its right to fill the vacancy on behalf of the holders of the Voting Trust.

ITEM 7.01	REGULATION FD DISCLOSURE

On March 23, 2026, the Company issued a press release announcing the matters described in Item 5.02 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
Exhibit 99.1	Press release, dated March 23, 2026, issued by Simon Property Group, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 23, 2026

SIMON PROPERTY GROUP, INC.

By:	/s/ Steven E. Fivel
Steven E. Fivel
General Counsel and Secretary

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